GAS SALES AND PORTFOLIO ADMINISTRATION AGREEMENT

         This Gas Sales And Portfolio Administration Agreement ("Agreement") is entered into the 1st day of April, 2011, for services to begin upon regulatory approval of this Agreement as referenced below, by and between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, INC. ("Buyer") and PROLIANCE ENERGY, LLC ("Seller") (collectively, the "Parties" or individually "Party").  Buyer and Seller agree as follows:

RECITALS

1.	Seller is a limited liability company created and existing under the laws of the State of Indiana, with its registered office at 111 Monument Circle, Suite 2200, Indianapolis, Indiana.

2.	Buyer is a corporation created and existing under the laws of the State of Indiana with its principal place of business at Evansville, Indiana.

3.
This Agreement contains the mutual promises and covenants pursuant to which Buyer as a purchaser of natural gas and portfolio administration services, and Seller as a merchant of natural gas and portfolio administration services, shall perform the transactions described herein.

4.	Under this Agreement, Seller agrees to provide natural gas to Buyer consistent with the terms and conditions contained herein.

5.
This Agreement contains terms that reflect the terms of a negotiated settlement agreement (“Settlement”) entered into with non-parties to this Agreement.  The Agreement, as part of the Settlement, will be reviewed by the Indiana Utility Regulatory Commission (the "Commission"), and will become effective on the later of April 1, 2011 or the first day of the month following issuance of a final order by the Commission in Cause No. 43963 finding that the Agreement is in the public interest.

6.           This Agreement shall be subject to, and interpreted consistent with, the Settlement.

DEFINITIONS

The following terms shall have the following definitions for this Agreement and its Appendices:

1.
The term "Balancing Quantities" shall mean the quantity of Gas which satisfies the difference between the Gas quantities scheduled for delivery to Buyer's Delivery Points and the actual physical flow of Gas taken by Buyer at the Delivery Points.

2.	The term "Btu" shall mean British thermal unit, as defined in Transporter's Tariff

3.	The term "Contract Month" shall mean a calendar month during the effectiveness of this Agreement.

4.	The term “Contract Rates” shall apply to the demand costs as well as the variable costs associated with delivery service as described in Appendix C.

5.	The term “Day” shall be defined as it is defined in Transporter’s Tariff, or as applied by Transporter.

6.	The term “Delivery Points” shall mean the points of delivery of Gas from Seller to Buyer as specified in Appendix A.

7.	The term “FERC” shall mean the Federal Energy Regulatory Commission.

8.	The term “Gas” shall mean natural gas.

9.	The term “GCIM” shall mean the gas cost incentive mechanism provided for in the Settlement.

10.	The term "Maximum Daily Quantities" or "MDQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points on a particular day.

11.	The term "Maximum Portfolio Entitlement" shall mean the maximum deliverability that Buyer is entitled to under the Services identified on Appendix C.

12.	The term "Maximum Seasonal Quantities" or "MSQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points in a Summer or Winter.

13.	The term “MGT” shall mean Midwestern Gas Transmission Company.

14	The terms "MMBtu”, "Dekatherm" or "DTH" shall mean one million (1,000,000) BTUs.

15.	The term "Nominated Daily Quantities" shall mean the quantity of Gas nominated on a particular day for delivery to Buyer's Delivery Points, including deliveries to storage for Buyer.

16.           The term “OVH” shall mean Ohio Valley Hub, LLC.

17.           The term "PEPL" shall mean Panhandle Eastern Pipe Line Company.

18.	The term "Portfolio Services" shall mean all of the Services that may be utilized to deliver Gas to Buyer, and which are identified on Appendix C.

19.           The term "Summer" shall mean the summer season months of April through October, inclusive.

20.	The term TETCO shall mean Texas Eastern Transmission Corporatation.

21.	The term "Texas Gas" shall mean Texas Gas Transmission Corporation.

22.	The term "Transporter" shall mean the transporting pipeline(s) interconnected with Buyer, including without limitation PEPL, TL, Texas Gas, or Heartland Gas as applicable to the transaction involved.

23.
The term "Transporter's Tariff” shall mean the tariff provisions of Transporter, as approved by the FERC, or any successor thereto, and Buyer's or Seller's contractual arrangements with Transporter, including changes to such tariff and arrangements made after this Agreement is effective.

24.	The term "Winter" shall mean the winter season months of November through March, inclusive.

ARTICLE 1- GAS SALES

1.1.           Seller represents and warrants that Seller can and shall stand ready to provide on a firm basis for Buyer’s purchase at Buyer’s Delivery Points the daily and seasonal quantities of Gas set forth herein.   Seller’s firm supply delivery obligation will be limited, however, to the supplies Buyer previously ordered and Supplier subsequently reserved on behalf of Buyer in accordance with Seller’s responsibilities under the contract.  Additional Buyer requests for Seller to purchase supplies  above reserved supplies will be performed by Seller on a reasonable best efforts basis.  Seller’s marketing activities will not be conducted in a manner that compromises the provision of reliable and firm service to Buyer.

1.2.           During the term of this Agreement, unless Seller is unable to meet Buyer's Gas requirements, Buyer agrees that Seller shall be its supplier of Gas.  However, Buyer shall have and maintain the right to produce, utilize, purchase or sell any and all Gas produced in Indiana which Buyer may be required to purchase under Ind. Code § 8-1-2-87.6 or any successor provision thereto of the Indiana Code.

1.3.           The Maximum Daily Quantities, which Seller shall be obligated to provide on a firm basis at Buyer’s Delivery Points, are specified in Appendix B.

1.4.           The Maximum Seasonal Quantities during Winter or Summer, which Seller shall be obligated to provide on a firm basis at the Delivery Points, are specified in Appendix B.

1.5.           Under this Agreement, Seller may fulfill its obligation to provide Gas to Buyer by using contracts entered into by and between Seller and third parties, including suppliers, pipelines and other service providers.  Seller shall not be obligated to enter into commitments with suppliers, pipelines, or other service providers, which extend beyond the term or scope of this Agreement.  If Seller, in order to serve Buyer, makes any commitments with suppliers, pipelines, or other service providers that extend beyond the end of the term of this Agreement, to the maximum extent permitted by law Buyer shall indemnify Seller for all expenses and costs associated with the continued service or cause the replacement Portfolio Administration Service provider to indemnify Seller for such costs.

1.6.           If FERC should determine that Transporter's Tariff shall cease to apply, in whole or in part, to transactions hereunder, the Parties will promptly meet to determine and negotiate mutually acceptable replacement guidelines and standards.  In that event, until an agreement is reached, the most recently effective Transporter's Tariff shall continue to apply for all purposes under this Agreement.  Upon acceptance of the replacement guidelines and standards, Buyer and Seller agree to apply the replacement guidelines and standards retroactively to the cessation date of Transporter's Tariff.  Any resolution shall be implemented within thirty (30) days of the acceptance of the replacement guidelines and standards.

   1.7              Buyer shall be solely responsible for meeting the creditworthiness standards of any third party providing service under agreements entered into by Seller on Buyer’s behalf.

ARTICLE 2- GAS SALES CHARGES

2.1           For all Maximum Portfolio Entitlements, Buyer shall pay Seller each Contract Month demand charges consistent with Section 3.4 of the Settlement, as well as variable costs (including without limitation all volumetric charges, GRI, fuel or other variable costs) incurred and associated with the services listed in Appendix C.

2.2.           Buyer shall pay Seller each Contract Month the applicable supplier reservation costs specified in Appendix D.

2.3.           For all commodity quantities, Buyer shall pay Seller each Contract Month those amounts for Gas priced in accordance with Exhibit E of the Settlement (“GCIM agreement”), including volumes priced under the price volatility mitigation provisions thereof.  All such purchases shall be reported on a monthly basis and shall include documentation necessary for review under the GCIM agreement and in Buyer’s gas cost adjustment proceedings under Indiana Code Section 8-1-2-42 (g).

2.4.           Buyer will pay any taxes which are imposed on or incurred by Seller due to this Agreement, or imposed on Buyer with respect to Gas delivered hereunder; provided, however, Buyer shall have no obligation to pay any sales or use taxes for which it delivers to Seller an appropriate exemption certificate.

2.5           All revenues Seller receives on Buyer’s behalf as a result of auctioning unutilized pipeline entitlements consistent with the process set forth in Section 4.1 through 4.5 of the Settlement shall be reported in detail on a monthly basis to Buyer and shall be remitted to Buyer, net of reported expenses incurred by Seller in implementation of the auction.

ARTICLE 3- BALANCING

3.1.           Seller shall provide Buyer with Balancing Quantities as part of its gas sales and portfolio administration services.  Seller and Buyer shall be permitted reasonable balancing tolerances.  Imbalances shall be made up in kind as agreed to by the Parties.

ARTICLE 4- PORTFOLIO ADMINISTRATION SERVICES

4.1.           Seller's provision of portfolio administration services shall include without limitation Gas acquisition, scheduling receipt and delivery quantities with Gas suppliers and pipeline transporters, scheduling pipeline storage inventory quantities, providing delivered Gas supplies, supply planning assistance, posting and conducting the capacity auction on Transporters’ EBBs, and periodic portfolio reporting.  Buyer shall retain complete unilateral control of its physical Gas delivery, distribution, storage and transportation facilities.

4.2.           The supply planning procedures set forth in Exhibit F to the Settlement will be followed by the Parties in preparing and implementing supply plans.

   4.3           Seller and Buyer shall review periodically Buyer's supply requirements and determine the need for potential adjustments to MDQ, MSQ and to delivery service requirements.  All adjustments are subject to Seller and Buyer's prior approval.

4.4              During the term of this Agreement, Seller shall review all FERC regulatory filings that could reasonably be expected to impact the Gas supply or portfolio administration services provided by Seller to Buyer.  Seller shall inform Buyer on a timely basis of Seller’s review and analysis.  Buyer shall timely communicate its interests to Seller.  Seller shall provide for representation to protect the Parties’ interest in FERC proceedings and related appeals and notify Buyer promptly concerning any conflict of interest it may identify.  In the event Seller’s interests conflict with those of Buyer, Buyer and Seller shall be free to represent their interests directly.  Seller shall provide Buyer with periodic written reports on the status of such proceedings in which Seller represents Buyer.

4.5.           In the event this Agreement is terminated for any reason, Buyer shall meet with Seller within five (5) days of notice of termination to reach agreement on the timely return of capacity rights to Buyer.  During such a wind-up period, Seller shall continue to provide Buyer with necessary supply services and portfolio administration services to fully meet Buyer's MDQ and MSQ.  During the wind up period, the terms and effectiveness of this Agreement shall remain in effect.  The wind up period for purposes hereof, may extend up to eighteen (18) months.  Unless terminated pursuant to Commission order under IC 8-1-2.5-7, the termination of this Agreement shall not relieve Buyer of its executory obligations under Article VII of the Settlement.

ARTICLE 5- TERM

5.1           Unless modified by 5.2 below, the term of this Agreement shall commence on the later of April 1, 2011 or the first day of the month following issuance of a final order in Cause No. 43963 and end on March 31, 2016.  If for any reason this or a successor Agreement is not in effect after March 31, 2011, this Agreement shall continue on a month-to-month basis until arrangements are made by Buyer to acquire services by some other means.

       5.2           Notwithstanding 5.1 above, this Agreement may be terminated prior to March 31, 2016 by either Party in the event of the failure by either Party to perform in any material respect any covenant or obligation set forth in this Agreement, and such failure is not excused by force majeure or cured within fifteen (15) business days after written notice thereof to the Party failing to perform; provided, however, if such failure is incapable of being cured within such fifteen (15) business day period and the Party failing to perform has commenced and is diligently pursuing a cure, such period shall be extended for such time as is reasonably necessary to cure such failure up to ninety (90) days.

     5.3           This Agreement is conditioned on the continued solvency of Buyer and Seller.  If one Party becomes insolvent or seeks bankruptcy relief, the other Party may prospectively terminate this Agreement upon prior written notice without further obligation other than to pay for services or Gas previously provided.  In such a circumstance, the Parties will implement wind-up provisions designed to continue reliable provision of service and delivery of Gas.

ARTICLE 6- CHANGES TO APPENDICES

6.1. The Parties agree to review Appendices attached to this Agreement annually and as necessary to make required adjustments to Buyer’s supply services.  Such changes shall be consistent with the Agreement terms.  Such changes also will be consistent with Section 3.4 (2) of the Settlement, which provides for possible adjustments in delivery services on an annual basis for the term of the Settlement.  The annual, monthly, and daily deliverability of Buyer’s Appendix Services will be designed to most effectively match Buyer’s overall sendout requirements.

6.2. Pursuant to the Commission’s Policy Governing the Filing of Affiliate Contracts adopted by the Commission March 3, 2010 in GAO2010-1, adjustments to the Agreement are not effective until filed with the Commission.  Therefore, the Parties agree to modify and execute Appendices 30 days prior to their effective date to be consistent with Section 3.1 of the Settlement and file with the Commission prior to the effective date, consistent with GAO2010-1.

6.3. Each year Buyer shall timely submit to Seller peak day and annual demand data for both a normal and severe season plan in a monthly baseload and usage per degree day format.  The foregoing information is critical to Seller’s role of optimizing Buyer’s portfolio, assisting in the determination of the most efficient set of Appendix Services for Buyer and meeting the requirements of GAO2010-1.

ARTICLE 7- OPERATIONS

7.1.           Buyer and Seller agree to accept for purposes of this Agreement the applicable quality, delivery pressure, measurement and other applicable rules, procedures, guidelines, tariff provisions, contractual arrangements and policies of suppliers or Transporters, as the same may change from time to time.

ARTICLE 8- FORCE MAJEURE

8.1.           All obligations of the Parties to this Agreement shall be suspended while and only for so long as compliance is prevented by a cause beyond the control of the Party claiming force majeure, such as an Act of God, war, civil disturbance, operational or performance failure or declaration of force majeure by a supplier, leased storage field operator, Transporter, or other service provider, operational flow order(s), federal or state or local law, or binding order of a court or governmental agency, provided the suspension shall be only to the extent performance was prevented by the event of force majeure. A Party claiming force majeure hereunder shall have the duty to make all reasonable efforts to remedy the force majeure condition as promptly as possible.

8.2.           Notice of force majeure must be provided with reasonably full particulars to the other Party at or near the time the Party becomes aware of the force majeure.  Notice shall be provided to the designated representatives for Buyer or Seller designated in Appendix F.

ARTICLE 9- TRANSPORTATION PENALTIES

9.1.           Seller shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third party, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Seller's actions or inaction.  Buyer shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third parties, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Buyer's actions or inaction.

ARTICLE 10- BILLING AND PAYMENT

10.1.           Following each Contract Month, Seller shall furnish, or have furnished, an itemized statement to Buyer stating the amounts due Seller pursuant to this Agreement (the "Statement").  Following the receipt of Seller's Statement, Buyer shall make Payment by the due date.  Invoice date, due date, and payment method shall be as specified in Appendix G.

10.2.           Interest shall accrue on all late payments commencing on the applicable due date at the then current prime rate of  J.P. Morgan, Chase Bank, or its successor, or the maximum lawful rate, whichever is lower.

ARTICLE 11- REMEDIES

11.1.           If Seller fails to deliver scheduled Gas and such failure to deliver is not excused under Article 8 of this Agreement, then Seller shall reimburse Buyer for the amount of increased cost to Buyer of acquiring replacement Gas, as well as additional fees or penalties incurred as a result of such failure to deliver.  The amount owed by Seller to Buyer hereunder shall be calculated as the product of (a) the difference, if positive, between the price paid for replacement Gas including any additional penalties, transportation, fuel and other variable costs incurred to receive such replacement Gas, and the then applicable commodity charge, and (b) the difference between the scheduled Gas and the quantity of Gas actually delivered by Seller.  Buyer and Seller agree to act in good faith with respect to purchases of such replacement Gas so as to minimize Seller's obligations to Buyer under this Section.

11.2.           If Buyer fails to receive scheduled Gas and such failure to receive is not excused under Article 8 of this Agreement, then Buyer shall reimburse Seller in an amount calculated as the product of (a) the difference, if positive, between the then applicable commodity charge and the price received from a third party purchaser, including any additional penalties, transportation, fuel and other variable costs incurred to deliver Gas to a third party purchaser, and (b) the difference between the scheduled Gas and the quantity of Gas actually received by Buyer. Seller and Buyer agree to cooperate in good faith so as to minimize Buyer's obligations to Seller under this Section.

11.3.           Should the Commission impose enforcement penalties on Buyer which were caused by Seller’s intentional non-compliance with the Settlement, Seller shall indemnify and hold harmless Buyer for such penalties, and any costs, fees, or expenses associated with defending such action.

ARTICLE 12- CORRESPONDENCE

12.1.           Except as provided in Section 8.2, any notice, statement or bill shall be in writing and shall be duly delivered when (a) mailed, postage prepaid, by registered, certified, or first-class mail, or (b) sent by prepaid overnight delivery to the applicable address, or (c) sent by hand delivery, or (d) sent by facsimile directed to the appropriate person and facsimile number with hard copy also delivered as in (a), (b), or (c) above.  Addresses, telephone numbers, and facsimile numbers are specified in Appendix F.

ARTICLE 13- MISCELLANEOUS

13.1.           This Agreement is subject to all applicable laws, orders, rules, and regulations of any state or federal governmental body or official having jurisdiction and both Seller and Buyer agree that the transactions agreed to hereunder shall be conditioned upon compliance with all such laws, orders, rules and regulations.

13.2.           Seller and Buyer expressly agree that laws of the State of Indiana shall govern the validity, construction, interpretation, and effect of this Agreement.

13.3.           Either Party may pledge, mortgage, or assign its rights hereunder as security for indebtedness.  This Agreement is otherwise non-assignable except with the prior written consent of Buyer and Seller.

13.4.           Notwithstanding any other provisions herein, the Parties hereto waive any and all rights, claims, or causes of action arising under this Agreement for incidental, consequential or punitive damages.  Buyer shall have the right to enforce any and all terms of this Agreement against Seller.  To the extent performance of this Agreement by either Party conflicts with the Settlement, the Parties will take corrective action in order to ensure that performance is in accordance with the Settlement.  The Parties acknowledge that a failure to take timely and appropriate corrective action may subject Buyer to compliance measures by third parties pursuant to Article VII of the Settlement.

13.5.           The Parties acknowledge that their respective business records and information are confidential in nature and may contain proprietary and trade secret information.   Notwithstanding the foregoing, Seller agrees to provide Buyer access to those records required to verify Seller’s statements to Buyer.  To the extent access to information is necessary consistent with the Settlement, appropriate protection of proprietary and trade secret information will be afforded.

13.6.           No waiver by either Party of one or more defaults or breaches by the other in performance of any of the terms or provisions of this Agreement shall operate or be construed as a waiver of any future default or breach, whether of a like or of a different character.

13.7.           The terms and conditions contained in this Agreement and its Appendices herein constitute the full and complete agreement between the Parties and any change to be made must be submitted in writing and executed by both Parties.  The Parties acknowledge that this Agreement is effective and must be carried out and enforced in a manner consistent with the Settlement.

13.8.           Each Party represents that it has all necessary power and authority to enter into and perform its obligations under this Agreement and that this Agreement constitutes a legal, valid and binding obligation of that Party enforceable against it in accordance with its terms, except as such enforceability may be affected by any bankruptcy law or the application of principles of equity.

13.9.           In the event any of the terms, covenants or conditions of this Agreement, or any amendment hereto, or the application of any such terms, covenants or conditions shall be held invalid as to any Party or circumstance by any court having jurisdiction, all other terms, covenants, or conditions of this Agreement, or any amendment hereto, and their application, shall not be affected thereby and shall remain in full force and effect.

13.10.           If any provision of this Agreement is declared or rendered unlawful by a court of law or regulatory authority with jurisdiction over either of the parties or deemed unlawful because of a statutory or other change in the law, or if either Party suffers a substantial economic detriment due either to a determination relating to this Agreement by such an authority, or as a result of fundamental changes in the marketplace or other substantial changes in existing circumstances, the Parties will promptly meet to determine and negotiate a mutually acceptable agreement on such replacement provisions necessary to maintain the benefits and obligations that arise under this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals.

"SELLER"
PROLIANCE ENERGY, LLC

By:_/s/ John R. Talley___
John R. Talley,
President

"BUYER"
SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, INC.

By:_/s/ Ronald E. Christian____

Its:________________________

Gas Sales And Portfolio Administration Agreement

APPENDICES INDEX

Appendices will be submitted to the Commission as a compliance filing following entry of an Order in Cause No. 43963.

Title                                                                   Appendix                                                           Description
Buyer's Primary Delivery Points A List Primary Delivery Points on appropriate pipelines

Buyer’s Maximum Quantities B Sets forth in Dth, by month and season, Buyer’s Maximum Daily Quantities

Portfolio Information C Lists current Delivery Services

Supplier Reservation Costs D Lists Monthly and Seasonal Supplier Reservation Costs

Commodity Purchases-Gas Cost E Incorporates the GCIM that is part of the Incentive Mechanism Settlement Agreement

Notices F Addresses for purposes of notice to Seller and Buyer

Invoice/Payment Data G Sets invoice date and payment terms

Demand Cost Credit H Sets Demand Cost Credit determined per Settlement

Diversion of Entitlements I Entitlements diverted from and to Buyer

Portfolio Services J Specifics on portfolio services

Gas Sales and Portfolio Administration Agreement

APPENDICES INDEX

Buyer's Primary Delivery Points                                                                                A

Buyer’s Maximum Quantities                                                                                 B

“Reserved for Future Use”                                                                                  C

Supplier Reservation Costs                                                                                  D

Commodity Purchases-Gas Cost
 Incentive Mechanism                                                                                    E

Notices                                                                                          F

Invoice/Payment Data                                                                                    G

Demand Cost Charges                                                                                    H

“Reserved”                                                                                  I

Portfolio Services                                                                                       J - K

 Cause # 43963
          SIGECO-Appendix A
 Gas Sales And Portfolio Administration Agreement                                                                                                                      Revised Page No. 1
         April 1, 2011

APPENDIX A - Buyer’s Primary Delivery Points

Texas Gas Transmission Corporation:

Meter No.                                      Meter Station Name

1808                           SIGECO South Shipper Deduct (includes all of the following)

Elberfeld

Boonville Road

Long Road

Levee (Evansville)

Haubstadt

Snake Run

Francisco

Wagner

 1809                           SIGECO North Shipper Deduct (includes all of the following)

Bicknell

Edwardsport

Freelandville

Monroe City

Oaktown

Petersburg

Washington Road

Rural – SIGECO

Rural – Hoosier Gas

9540                   Dogtown

Midwestern Gas Transmission:

Meter No.                                    Meter Station Name

                    02-7071       Chrisney

02-7100                                    Ohio Valley Hub

 Cause # 43963
          SIGECO-Appendix A
Gas Sales And Portfolio Administration Agreement                                                                                                                          Revised Page No. 2
                         April 1, 2011

ANR Gas Pipeline:

Meter No.                                    Meter Station Name

032410100                                    South Chrisney (SIGECO)

Texas Eastern Gas Transmission:

Meter No.                                    Meter Station Name

79730                                    SIGECO - LDC Allocation Point

70539                                    Ft. Branch, IN

72648                                    Southern Indiana Posey Co., IN

Ohio Valley Hub, LLC:

Meter No.                                    Meter Station Name

Monroe City Storage Field

9401                                    Texas Gas - Ohio Valley Hub Interconnect

Amendment

Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                      Cause # 43963
                                                 SIGECO-Appendix B
Gas Sales And Portfolio Administration Agreement                                                                                                                                     Revised Page No. 1
                         April 1, 2011

APPENDIX B - Buyer’s Maximum Quantities

Month                                           Daily

April                                        76,195

May                                        63,762

June                                             63,762

July                                             63,762

August                                             63,762

September                                             63,762

October                                              80,028

November                                             77,080

December                                             77,080

January                                             77,080

February                                             77,080

March                                             77,080

Amendment

Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

            Cause # 43963
                                            SIGECO-Appendix D
                               Gas Sales And Portfolio Administration Agreement                                                                                                       Revised Page No. 1
                                           April 1, 2011

APPENDIX D - Supplier Reservation Costs

Supplier Reservation Costs
November 1, 2010 through October 31, 2011

I.      Reserved Commodity Quantities

a. Monthly Baseload Reserved Quantity (Dth/Day)

Month	MGT	TGT Gulf Coast	TETCO
November, 2010	5,051	19,654	423
December, 2010	10,101	23,323	426
January, 2011	10,101	23,323	426
February, 2011	10,101	22,033	426
March, 2011	5,051	18,838	426
April, 2011	2,020	14,634	106
May, 2011	2,020	14,975	106
June, 2011	1.010	15,434	80
July, 2011	1,010	15,375	80
August, 2011	1,010	15,375	80
September, 2011	4,040	15,434	106
October, 2011	6,061	13,775	106

Buyer and Seller agree that some portion of the quantities identified as Monthly Baseload Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

                                                                        Cause # 43963
                                                                       SIGECO-Appendix D
                              Gas Sales And Portfolio Administration Agreement                                                                                             Revised Page No. 2
                                                                     April 1, 2011

APPENDIX D - Supplier Reservation Costs

b. Daily Swing Reserved Quantity (Dth/Day)

Month	MGT	TGT Gulf Coast	TETCO
November, 2010	20,202	7,316	635
December, 2010	30,303	3,647	638
January, 2011	30,303	3,647	638
February, 2011	30,303	4,937	638
March, 2011	20,202	8,132	638
April, 2011	12,121	12,703	106
May, 2011	10,101	12,362	106
June, 2011	5,051	11,903	106
July, 2011	5,051	11,962	106
August, 2011	5,051	11,962	106
September, 2011	10,101	11,903	106
October, 2011	12,121	13,562	106

Buyer and Seller agree that some portion of the quantities identified as Daily Swing Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

II.      Applicable Reservation Rates ($/Dth/Day)

System	Winter Months (Nov.-Mar.)		Summer Months (Apr.-Oct.)
	Monthly Index Reserved Quantity	Daily Index Reserved Quantity	Monthly Index Reserved Quantity	Daily Index Reserved Quantity
MGT	$0.0137	$0.0150	$0.0050	$0.0065
TGT Gulf Coast	$0.0002	$0.0025	$0.0002	$0.0025
TETCO	$0.0200	$0.0200	$0.0200	$0.0200

                                                               Cause # 43963
                                                                   SIGECO-Appendix D
                               Gas Sales And Portfolio Administration Agreement                                   Revised Page No. 3
                                                                   April 1, 2011

APPENDIX D - Supplier Reservation Costs

Amendment

Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix D.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                              Cause # 43963
                                                                   SIGECO-Appendix E
                                Gas Sales And Portfolio Administration Agreement                                                                                    Revised Page No. 1
                                                                         April 1, 2011

APPENDIX E –Commodity Purchases – Gas Cost Incentive Mechanism

The commodity purchased by Buyer shall be provided in accordance with the Commission approved Gas Cost Incentive Mechanism described in Appendix E of the Settlement.   All record keeping and reporting shall be performed in a manner consistent with the terms of the GCIM.  Seller agrees and acknowledges the reasonableness of the Gas purchases made shall be subject to review to ensure such purchases were made in a manner consistent with the terms of the GCIM.

For Summer Storage Refill:

For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months.  For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage.  In addition, all other applicable variable costs as identified below shall apply.

For Storage Withdrawals:

For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices:

Contract No.                                Contract Rate                                   Index

ADS 1                                Appendix K.1                                           Texas Gas – Zone SL

ADS 2                                Appendix K.2                                           Texas Gas – Zone SL

ADS 3                                Appendix K.3                                          Chicago-LDCs, large e-us

ADS 7                                Appendix K.7                                           TETCO – (ELA, WLA, ETX, STX)

                                                                                     Cause # 4396
                                  SIGECO-Appendix E
                              Gas Sales And Portfolio Administration                        Revised Page No. 2
                                                                         April 1, 2011

APPENDIX E- Commodity Purchases- Other Variable Costs

(Continued)

The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter’s tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.

SIGECO

Texas Eastern

Contract No.                                Contract Rate

ADS 7                                         Appendix K.7

Midwestern

Contract No.                                Contract Rate

ADS 3                                           Appendix K.3

Texas Gas Z-3

Contract No.                                Contract Rate

WDS 1                                         Appendix J.1

ADS 1                                         Appendix K.1

ADS 2                                        Appendix K.2

ADS 5                                       Appendix K.5

ADS 6                                       Appendix K.6

Ohio Valley Hub

Contract No.                                Contract Rate
ADS 4                                           Appendix K.4

                                                                          Cause # 4396
                               SIGECO-Appendix E
                                Gas Sales And Portfolio Administration                                                                                          Revised Page No. 3
                                                                   April 1, 2011

APPENDIX E - Commodity Purchases - Other Variable Costs

While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer’s obligation to Seller for rates, charges and costs incurred thereunder.

Amendment

Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix E.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                             Cause # 4396
                                SIGECO-Appendix F
                                     Gas Sales And Portfolio Administration Agreement                                                                       Revised Page No. 1
                                                                          April 1, 2011

 Appendix F- Notices

Invoice Information:

Buyer:                                                                           Seller:

Southern Indiana Gas and Electric Company         Attn: Accounting/Treasury
Attn.: Director, Gas Supply                                       ProLiance Energy, LLC
One Vectren Square                                                    111 Monument Circle            Suite 2200
Evansville, IN  47708                                                   Indianapolis, IN 46204-5178
(812) 491-4670                                                               (317) 231-6800

Payments:

Buyer:                                                                           Seller:

PNC Bank                                                                Fifth Third Bank
                  Cincinnati, Ohio
For the Account of:                                               For the Account of:
  Southern Indiana Gas and Electric Company      ProLiance Energy, LLC
ABA #42000314
ACCT #7563296074
Supply Plans/Operational/Force Majeure:

Buyer:                                                                    Seller:

Supply Plans                                                        Supply Plans
Stephanie Willis, Senior Gas Supply Analyst        Chris Kershner
(812) 491-4486                                                                (317) 231-6952

Operational                                                                Operational
Randy Gary                                                                Chris Kershner
(812) 491-4730                                                                (317) 231-6952

Force Majeure                                                                Force Majeure
Randy Gary (812) 491-4730                                      Chris Kershner - (317) 231-6952
Perry M. Pergola (812) 491-4670                              Paula  Montgomery - (317) 231-6946
Gas Controller on Duty (812) 491-4530                   John Mehling - (317) 231-6935
Southern Indiana Gas and Electric Company        ProLiance Energy, LLC
One Vectren Square                                                   111 Monument Circle
Evansville, IN  47708                                                  Suite 2200
(812) 491-4687 (Telecopy)                                          Indianapolis, Indiana 46204-5178
                         (317) 231-6901 (Telecopy)

All Other Notices:

Buyer:                                                                     Seller:
Southern Indiana Gas and Electric Company              ProLiance Energy , LLC
Attn.:  Director, Gas Supply                                           Attn:  Paula Montgomery
One Vectren Square                                                         Attn : John Mehling
Evansville, IN  47708                                                        111 Monument Circle
                     Suite 2200
                     Indianapolis, Indiana 46204-5178

                                          Cause # 4396
                                SIGECO-Appendix F
                                 Gas Sales And Portfolio Administration Agreement                                                   Revised Page No. 2
                                                                           April 1, 2011

APPENDIX F- Notices

(Continued)

Amendment

Seller and Buyer agree that this Appendix G may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix G.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                                                                     Cause # 4396
                                   SIGECO-Appendix G
                                Gas Sales And Portfolio Administration Ageement                                                                                    Revised Page No. 1
                                                                                      April 1, 2011

APPENDIX G - Invoice/Payment Data

Invoice Date -                            On or before the tenth (10th) day after the Contract Month.

Due Date -                               ½ due Five (5) days after receipt of invoice and remainder due Fifteen (15) days after receipt.

Payment Method -                         By wire transfer to account specified on invoice.

Amendment

Seller and Buyer agree that this Appendix G may be amended from time to time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix G.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                             Cause # 4396
                                  SIGECO-Appendix H
                                 Gas Sales And Portfolio Administration Agreement                                                                      Revised Page No. 1
                                                                                                        April 1, 2011

APPENDIX H – Demand Cost Charges

This Annual Net Demand cost covers all delivery services provided by Seller to Buyer under Appendix I through Appendix K.  Other, additional, charges payable by Buyer to Seller for delivery services are specifically described in each Appendix Service (Appendix I through Appendix K)

Month	Gross Demand Cost	Demand Credit	Net Demand Cost
Apr	$548,703.00	$634.00	$548,069.00
May	$427,679.00	$634.00	$427,045.00
Jun	$416,553.00	$634.00	$415,919.00
Jul	$427,679.00	$634.00	$427,045.00
Aug	$427,679.00	$634.00	$427,045.00
Sep	$416,553.00	$634.00	$415,919.00
Oct	$606,333.00	$634.00	$605,699.00
Nov	$546,110.00	$634.00	$545,476.00
Dec	$698,420.00	$634.00	$697,786.00
Jan	$698,420.00	$634.00	$697,786.00
Feb	$658,701.00	$634.00	$658,067.00
Mar	$561,555.00	$634.00	$560,921.00
Total	$6,434,385.00	$7,608.00	$6,426,777.00

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                Cause # 4396
SIGECO-Appendix J.1
                                    Gas Sales And Portfolio Administration Agreement                                                                                         Revised Page No. 1
April 1, 2011

APPENDIX J.1 - Winter Delivery Service 1

Winter Delivery Service 1 TGT (“WDS 1”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with WDS 1 with the following delivered service entitlements:

Contract Months	Max Nominated	Monthly
Daily Qty	Demand $

November	0 Dth/day

December-February	25,000 Dth/day

March- October	0 Dth/day

2.     Unless otherwise agreed upon, Seller shall provide entitlements from the TGT/Ohio Valley Hub Meter to Buyer’s SIGECO South Shipper Deduct Texas Gas city gate.

3.	Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For WDS 1 Variable Costs:
Variable Cost & Fuels under the effective Texas Gas STF (Zone3-Zone 3) max rate schedule and other applicable costs, if any as billed.

c.	For WDS 1 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this WDS 1 service is March 31, 2011. Service expires March 31, 2012.

5.	Sellers provisions of WDS 1 shall be subject to the provisions of service reflected in Texas Gas STF tariffs, as well as other Texas Gas tariffs as may be applicable to the provision of those services
Amendment

Seller and Buyer agree that this Appendix J.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.1

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                Cause # 4396
SIGECO-Appendix K.1
                                        Gas Sales And Portfolio Administration                                                                      Revised Page No. 1
                                      April 1, 2011

 APPENDIX K.1 – Annual Delivery Service 1

Annual Delivery Service (“ADS 1”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 1 with the following delivered service entitlements:

Contract Month	MNDQ South	MUNDQ South	MNDQ North	MUNDQ North	Total MDQ
November - March	6,774	18,040	2,560	1,126	28,500
April	7,882	10,657	3,800	1,776	24,115
May- September	7,882		3,800		11,682
October	7,882	13,942	3,800	2,324	27,948

Nov. – Mar.                                Apr. – Oct.
Maximum Seasonal Qty                                        1,909,405                                    2,000,044
Unnominated Winter Seasonal Qty                      499,971

2.          Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s TGT City gates (as outlined above).

3.          Buyer shall pay Seller as follows:

a.	For Unnominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season.  During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 1 Variable Costs:
Variable Cost & Fuel under the effective Texas Gas NNS (Zone 3) max rate schedule and other applicable costs, if any as billed.

d.	For ADS 1 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.          Notice for this ADS 1 service is October 31, 2010. Service expires October 31, 2011.

                                                                                                                              Cause # 4396
SIGECO-Appendix K.1
Gas Sales And Portfolio Administration Agreement                                                                                                  Revised Page No. 2
April 1, 2011

5.
Sellers provisions of ADS 1 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.1

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                   Cause # 4396
 SIGECO -Appendix K.1
Gas Sales And Portfolio Administration Agreement                                                                                                                       Revised Page No. 1
          November  1, 2011

 APPENDIX K.1 – Annual Delivery Service 1

Annual Delivery Service (“ADS 1”)

1.	Starting November 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 1 with the following delivered service entitlements:

Contract Month	MNDQ South	MUNDQ South	MNDQ North	MUNDQ North	Total MDQ
November - March	5,628	15,686	2,560	1,126	25,000
April	6,447	9,130	3,800	1,776	21,153
May- September	6,447		3,800		10,247
October	6,447	11,944	3,800	2,324	24,515

Nov. – Mar.                                Apr. – Oct.
Maximum Seasonal Qty                                      1,674,952                                     1,754,361
Unnominated Winter Seasonal Qty                     439,564

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s TGT City gates (as outlined above).

3.          Buyer shall pay Seller as follows:

a.	For Unnominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season.  During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 1 Variable Costs:
Variable Cost & Fuel under the effective Texas Gas NNS (Zone 3) max rate schedule and other applicable costs, if any as billed.

d.	For ADS 1 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.          Notice for this ADS 1 service is October 31, 2013. Service expires October 31, 2014.

                   Cause # 4396
 SIGECO -Appendix K.1
Gas Sales And Portfolio Administration Agreement                                                                                                                       Revised Page No. 2
          November  1, 2011

5.
Sellers provisions of ADS 1 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.1

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                   Cause # 4396
 SIGECO -Appendix K.2
Gas Sales And Portfolio Administration Agreement                                                                                                                       Revised Page No. 1
                    April 1, 2011

APPENDIX K.2 – Annual Delivery Service 2

Annual Delivery Service 2 TGT (“ADS 2”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 2 with the following delivered service entitlements:

Contract Month	MNDQ South	MNDQ North	Total MDQ
November-October	13,000	2,000	15,000

Maximum Seasonal Qty                                           Nov. – Mar.                                Apr. – Oct.
         2,265,000                                   3,210,000

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s SIGECO North & South Shipper Deduct TGT City gate.

3.           Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 2 Variable Costs:
Variable Cost & Fuel per the effective max rates under Texas Gas FT (SL- Zone 3) rate schedule and other applicable costs, if any as billed.

c.	For ADS 7 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.          Notice for this ADS 2 service is March 31, 2012. Service expires March 31, 2013.

5.
Sellers provisions of ADS 2 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.2

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                   Cause # 4396
 SIGECO -Appendix K.3
Gas Sales And Portfolio Administration Agreement                                                                                                                       Revised Page No. 1
                    April 1, 2011

APPENDIX K.3 - Annual Delivery Service 3

Annual Delivery Service 3 MGT (“ADS 3”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 3 with the following delivered service entitlements:

Contract Months	Max Nominated
Daily Qty

November - October	35,000 Dth/day

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s system.

3.	Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
  Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 3 Variable Costs:
Variable Cost & Fuel under the effective max rate Midwestern FT-A rate schedule and other applicable costs, if any as billed.

c.	For ADS 3 Other Costs:
  Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for 30,000 Dth/day is October 1, 2013. Service expires March 31, 2014.
  Notice for 5,000 Dth/day is April 30, 2011. Service expires October 31, 2011.

5.
Sellers provisions of ADS 3 shall be subject to the provisions of service reflected in Midwestern FT tariffs, as well as other Midwestern FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.3

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                   Cause # 4396
 SIGECO -Appendix K.4
Gas Sales And Portfolio Administration Agreement                                                                                                                       Revised Page No. 1
                    April 1, 2011

APPENDIX K.4 - Annual Delivery Service 4

Annual Delivery Service 4 OVH (“ADS 4”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 4 with the following delivered service entitlements:

Contract Months	Max Nominated
Daily Qty

November - October	30,000 Dth/day

2.     Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s City gate.

3.	Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 4 Variable Costs:
Variable Cost Rate of $.031/Dth and other applicable costs, if any as billed.

c.	For ADS 4 Other Costs:
              Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for termination is April 30, 2010. Service will roll 1year without notice. Service expires October 31, 2011.

5.
Sellers provisions of ADS 4 shall be subject to the provisions of service reflected in Ohio Valley Hub FT tariffs, as well as other Ohio Valley Hub tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.4

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                   Cause # 4396
 SIGECO -Appendix K.4
Gas Sales And Portfolio Administration Agreement                                                                                                                       Revised Page No. 1
                    April 1, 2011

APPENDIX K.4 - Annual Delivery Service 4

Annual Delivery Service 4 OVH (“ADS 4”)

1.	Starting November 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 4 with the following delivered service entitlements:

Contract Months	Max Nominated
Daily Qty

November - October	25,000 Dth/day

2.     Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s City gate.

3.	Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 4 Variable Costs:
Variable Cost Rate of $.031/Dth and other applicable costs, if any as billed.

c.	For ADS 4 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

5.	Notice for termination is April 30, 2011. Service will roll 1year without notice. Service expires October 31, 2012.

5.
Sellers provisions of ADS 4 shall be subject to the provisions of service reflected in Ohio Valley Hub FT tariffs, as well as other Ohio Valley Hub tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.4

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                   Cause # 4396
 SIGECO -Appendix K.7
Gas Sales And Portfolio Administration Agreement                                                                                                                       Revised Page No. 1
                    April 1, 2011

APPENDIX K.7 - Annual Delivery Service 7

Annual Delivery Service 7 TETCO (“ADS 7”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 7 with the following delivered service entitlements:

Max Daily
Contract	Nominated
Months	Daily Qty

November – October                                              2,080 Dth/day

2.	Unless otherwise agreed upon, delivery of these volumes will be into the SIGECO system.

3.	Buyer shall pay Seller as follows:

a.	For ADS 7 Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E

b.	For ADS 7 Nominated Quantities Variable Costs:
Variable costs & Fuel under applicable max rate tariffs for Texas Eastern SCT tariff and other pipeline costs as mutually agreed upon by both parties.

c.	For ADS 7 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	This ADS 7 service expires October 31, 2012. A 2 year written notice is required to terminate. Service rolls 1 year out each year.

5.	Sellers provisions of ADS 7 shall be subject to the provisions of TETCO SCT Tariffs as well as applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.7 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.7.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                   Cause # 4396
 SIGECO -Appendix K.8
Gas Sales And Portfolio Administration Agreement                                                                                                                       Revised Page No. 1
                    April 1, 2011

APPENDIX K.8 – Annual Delivery Service 8

Annual Delivery Service 8 TGT (“ADS 8”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 8 with the following delivered service entitlements:

Contract Month	Total MDQ
April-March	9,000

2.	Unless otherwise agreed upon, Seller shall provide entitlements from TGT meter 9567 (Henderson-Dogtown) to Buyer’s SIGECO TGT City gate Meter # 9540 Dogtown.

3.           Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 8 Variable Costs:
Demand, Variable, and other costs will be determined pursuant to Buyer’s Texas Gas Contract (# 26787) and as billed by Texas Gas, for Contract #26787, to ProLiance Energy as agent for Vectren Energy Delivery of Indiana South.

c.	For ADS 8 Fuel Rates:
Fuel Rates will be applied to Daily Wellhead Quantities pursuant to Texas Gas’s FT tariff for the Z3-Z3 deliveries.

d.	For ADS 8 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this ADS 8 service is March 31, 2028. Service expires March 31, 2029 and corresponds with the termination of Buyer’s Texas Gas Contract #26787.

5.
Sellers provisions of ADS 8 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services and as reflected in Buyer’s Texas Gas Contract #26787.

Amendment

Seller and Buyer agree that this Appendix K.8 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.8

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels